S000015654 [Member] Investment Strategy - Causeway Emerging Markets Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies and Risks What are the Fund’s principal investment strategies?
Strategy Narrative [Text Block]
The Fund normally invests at least 80% of its total assets in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. Generally these investments include common stock, preferred and preference stock, depositary receipts, participation notes, warrants or structured notes, and exchange-traded funds that invest in emerging markets.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, competitive strength, and corporate events; and “top‑down” factors relating to macroeconomics, currency, and country-sector aggregate. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as upcoming mergers and acquisitions or management changes, that may not be captured by the quantitative model.
The Fund invests in companies in ten or more emerging markets. If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the Fund’s benchmark, the MSCI Emerging Markets Index (the “EM Index”), plus 5 percentage points, or less than the weight of that country in the EM Index minus 5 percentage points. For these purposes, emerging markets include, but are not limited to, countries included in the EM Index, which currently are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in companies in less developed emerging markets not included in the EM Index, such as countries included in the MSCI Frontier Markets Index and countries with similar economic characteristics. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. The Fund considers a country to be an emerging market if the country is included in the EM Index.
The Fund generally invests in companies with market capitalizations of US $500 million or greater at the time of investment and may invest in a wide range of industries. The Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for efficient cash management.